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                                                                   EXHIBIT 10.37


                                 PROMISSORY NOTE


January 23, 2002
$100,000                                                        Atlanta, Georgia


         FOR VALUE RECEIVED, the undersigned, Oasis Group, Inc., a Georgia corporation ("Maker"), promises to pay to the order of Kendall Combs ("Holder"), an individual resident of Branson, Missouri, at any location designated in writing by Holder, the sums specified below at the time or times indicated below.

         1. PRINCIPAL AND INTEREST. Maker promises to pay the entire principal amount of $100,000 (the "Principal Amount"), together with interest thereon at the rate of 12% per annum on or before February 23, 2002 (the "Maturity Date"). The Principal and Interest are referred to herein as the "Obligation." All payments shall be in lawful money of the United States of America, and this Promissory Note may be prepaid in whole or in part, without penalty or prepayment premium. In addition to the repayment of the Obligation, Maker shall (i) pay closing costs to Holder in the amount of $10,000; and, (ii) deliver 50,000 shares of its common stock (the "Stock") in the name of Holder. The Stock shall bear a restrictive legend in accordance with applicable Federal and State securities laws.

         2. DEFAULT. An "Event of Default" shall be deemed to have occurred under this Promissory Note if (a) the entire Principal Amount is not paid in full on the Maturity Date, or (b) Maker shall make an assignment for the benefit of creditors, or file a voluntary petition in bankruptcy, receivership or insolvency, or file an answer in any involuntary proceedings of that nature admitting the material allegations of the petition, or if a proceeding or bankruptcy, receivership or insolvency, shall be instituted against Maker and such proceeding shall not be dismissed within sixty (60) days, or if a trustee or receiver shall be appointed for Maker and such proceeding shall not be dismissed or such trustee or receiver shall not be discharged within sixty (60) days. Upon the Event of Default, (i) any sums advanced hereunder shall, at the option of Holder, without further notice, become due and payable and may be collected immediately, regardless of the stipulated Maturity Date, and (ii) the Principal Amount, or so much thereof as may remain unpaid at such time, shall thereafter bear interest at the rate of fifteen percent (15%) per annum.

         3. WAIVER OF NOTICE AND REMEDIES. Maker hereby (a) waives grace, presentment and demand for payment, protest and notice of protest, and non-payment, all other notice, including notice of intent to accelerate the Maturity Date and notice of acceleration of the Maturity Date, filing of suit and diligence in collecting this Promissory Note, (b) agrees that Holder shall not be required first to institute suit or exhaust its remedies against Maker under this Promissory Note, and (c) consents to any extension or postponement of time of payment of this Promissory Note and in any other indulgence with respect hereto without notice from Holder.

         4. NOTICES. Any and all other notices, elections, demands, requests and responses thereto permitted or required to be given under this Note shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed properly given and effective upon being (a) personally delivered, (b) deposited with an overnight courier service in time for and
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specifying overnight delivery, or (c) deposited in the United States mail, postage prepaid, certified with return receipt requested to the other party at the address of such other party set forth in the Letter of Intent. All such notices shall be deemed delivered on the date of delivery if sent by personal delivery, the next business day if sent by overnight courier service and five
(5) days after being deposited in the United States Mail if sent by registered or certified mail.

         5. ATTORNEYS' FEES. Time is of the essence of this Promissory Note. If any payment under this Promissory Note is collected by law or through an attorney, Maker shall further pay to Holder, in addition to all other amounts payable hereunder, reasonable attorneys' fees, not to exceed fifteen percent (15%) of the amount of principal and interest owing hereunder, plus court costs.

         6. MISCELLANEOUS. No failure or delay on the part of Holder in exercising any right, power or remedy granted hereunder shall operate as waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Maker hereby consents to all renewals and extensions of time at or after the maturity hereof and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense and hereby agrees that no failure on the part of Holder to exercise any power, right and privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.


     [Remainder of page intentionally left blank. Signature page follows.]


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                      [Signature page of Promissory Note.]


         IN WITNESS WHEREOF, the undersigned, by its officers duly appointed and authorized, has executed this Promissory Note as of the day and year first above written.

                                   MAKER:

                                   OASIS GROUP, INC.



                                   By /s/ Ronald A. Potts
                                     ----------------------------------------
                                   Name   Ronald A. Potts
                                       --------------------------------------
                                   Title  Chief Executive Officer
                                        -------------------------------------


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